UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-09805

Exact name of registrant as specified in charter:	Strategic Partners Opportunity Funds

Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	2/29/2008

Date of reporting period:	2/29/2008

Item 1 – Reports to Stockholders

FEBRUARY 29, 2008	ANNUAL REPORT

Jennison Select Growth Fund

FUND TYPE

Large and medium capitalization stocks

OBJECTIVE

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Jennison, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

April 15, 2008

Dear Shareholder:

We hope you find the annual report for the Jennison Select Growth Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors (PREI). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. PREI is a registered investment adviser and a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Jennison Select Growth Fund

Jennison Select Growth Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Jennison Select Growth Fund is long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. Class A and Class L have a maximum initial sales charge of 5.50% and 5.75%, respectively. Gross operating expenses: Class A, 1.79%; Class B, 2.49%; Class C, 2.49%; Class L, 1.99%; Class M, 2.49%; Class X, 2.49%; Class Z, 1.49%. Net operating expenses apply to: Class A, 1.74%; Class B, 2.49%; Class C, 2.49%; Class L, 1.99%; Class M, 2.49%; Class X, 2.49%; Class Z, 1.49%, after contractual reduction through 6/30/2008.

Cumulative Total Returns as of 2/29/08
	One Year	Five Years	Since Inception[1]
Class A	–0.83%	63.49%	–27.90%
Class B	–1.59	57.27	–31.90
Class C	–1.73	57.04	–32.00
Class L	N/A	N/A	–12.83
Class M	N/A	N/A	–12.92
Class X	N/A	N/A	–12.92
Class Z	–0.68	65.17	–26.50
Russell 1000 Growth Index[2]	0.40	64.75	**
S&P 500 Index[3]	–3.60	73.32	***
Lipper Large-Cap Growth Funds Avg.[4]	1.44	60.51	****

Average Annual Total Returns[5] as of 3/31/08
	One Year	Five Years	Since Inception[1]
Class A	–6.66%	8.33%	–4.75%
Class B	–6.64	8.61	–4.75
Class C	–2.85	8.72	–4.77
Class L	N/A	N/A	N/A
Class M	N/A	N/A	N/A
Class X	N/A	N/A	N/A
Class Z	–0.94	9.87	–3.81
Russell 1000 Growth Index[2]	–0.75	9.96	**
S&P 500 Index[3]	–5.08	11.32	***
Lipper Large-Cap Growth Funds Avg.[4]	–0.12	9.31	****

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The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively. Under certain circumstances, Class A and Class L shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6%, respectively. Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception dates: Class A, Class B, Class C, and Class Z, 6/2/00; Class L, Class M, and Class X, 10/29/07.

2The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates.

3The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed.

4The Lipper Large-Cap Growth Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Large-Cap Growth Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index.

5The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, Class L, Class M, and Class X shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, 0.50%, 1.00%, and 1.00%, respectively. Class Z shares are not subject to a 12b-1 fee. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

**Russell 1000 Growth Index Closest Month-End to Inception cumulative total returns as of 2/29/08 are –26.48% for Class A, Class B, Class C, and Class Z; and –10.32% for Class L, Class M, and Class X. Russell 1000 Growth Index Closest Month-End to Inception average annual total return as of 3/31/08 is –3.93% for Class A, Class B, Class C, and Class Z. Class L, Class M, and Class X shares have been in existence for less than one year and have no average annual total return performance information available.

***S&P 500 Index Closest Month-End to Inception cumulative total returns as of 2/29/08 are 6.76% for Class A, Class B, Class C, and Class Z; and –12.08% for Class L, Class M, and Class X. S&P 500 Index Closest Month-End to Inception average annual total return as of 3/31/08 is 0.78% for Class A, Class B, Class C, and Class Z. Class L, Class M, and Class X shares have been in existence for less than one year and have no average annual total return performance information available.

****Lipper Average Closest Month-End to Inception cumulative total returns as of 2/29/08 are –16.74% for Class A, Class B, Class C, and Class Z; and –11.06% for Class L, Class M, and Class X. Lipper Average Closest Month-End to Inception average annual total return as of 3/31/08 is –2.66% for Class A, Class B, Class C, and Class Z. Class L, Class M, and Class X shares have been in existence for less than one year and have no average annual total return performance information available.

Investors cannot invest directly in an index. The returns for the Russell 1000 Growth Index and the S&P 500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Russell 1000 Growth Index, S&P 500 Index, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Jennison Select Growth Fund	3

Your Fund’s Performance (continued)

Five Largest Holdings expressed as a percentage of net assets as of 2/29/08
Gilead Sciences, Inc., Biotechnology	5.3%
Google, Inc. (Class A Shares), Internet Software & Services	4.1
Monsanto Co., Chemicals	3.8
Hewlett-Packard Co., Computer & Peripherals	3.8
Thermo Fischer Scientific, Inc., Life Sciences, Tools & Services	3.5

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 2/29/08
Pharmaceuticals	13.9%
Communications Equipment	10.3
Biotechnology	8.1
Computer & Peripherals	5.7
Healthcare Equipment & Supplies	5.1

Industry weightings reflect only long-term investments and are subject to change.

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Strategy and Performance Overview

How did the Fund perform?

The Jennison Select Growth Fund’s Class A shares declined 0.83% for the 12 months ended February 29, 2008, lagging the 0.40% return of the benchmark Russell 1000® Growth Index (the Index) and the 1.44% return of the Lipper Large-Cap Growth Funds Average. The Fund’s Class A shares did not decline as much as the 3.60% drop of the style neutral S&P 500 Index.

The greatest gains in both the Index and the Fund came from the materials, energy, and consumer staples sectors, while telecommunication services, financials, and consumer discretionary posted the most significant declines. Stock selection in information technology, healthcare, and materials helped performance. Stock selection in consumer discretionary and an underweight position in energy versus the benchmark hurt relative performance.

What was the market environment like for growth stocks?

For the first time in several years, growth stocks outperformed the broader market and significantly outperformed value stocks. Strong U.S. economic growth began to slow at the beginning of the Fund’s fiscal year, but continued economic growth overseas, especially in emerging market nations, helped sustain the U.S. expansion. Reflecting in part the rapid development of emerging economies, the prices of commodities, such as metals and agricultural products, reached new highs. Oil prices also climbed to record levels, and the U.S. dollar weakened against most major currencies. Inflation, while largely contained through much of the year, showed signs of increasing toward the end of the fiscal period. Corporate earnings growth began to slow, and negative earnings revisions became more common, with financial, retail, and homebuilding companies, and even some energy firms, bearing the brunt. Problems in the subprime mortgage market, evident early in the fiscal year, spread as 2007 progressed. The ensuing credit crunch led to heightened market volatility. Major financial institutions with exposure to leveraged securities were forced to take write-offs, resulting in substantial losses, management changes, and new strategies for raising capital.

In September 2007, the Federal Reserve (the Fed) lowered the federal funds rate charged on overnight loans between banks for the first time since June 2003. Rising energy prices, higher mortgage payments, and reduced home equity combined to help bring on a slowdown in consumer spending. Slowing economic growth and the prospect of recession in 2008 caused retail sales to tail off further into the important year-end holiday season. Markets declined substantially in the last four months of the fiscal year, reflecting escalating concerns about recession and erasing most of the

Jennison Select Growth Fund	5

Strategy and Performance Overview (continued)

year’s gains. On January 22, the Fed unexpectedly cut the federal funds rate by 0.75% to 3.50%, its largest single reduction in more than two decades. Another reduction to 3.0% followed eight days later during a regularly scheduled FOMC meeting. In February, Congress passed an economic stimulus package. By the end of the fiscal year, employment, which had remained essentially healthy, began to show signs of weakening.

Which holdings made the largest positive contributions to the Fund’s return?

The Fund’s information technology holdings performed well, led by significant gains in Research in Motion, Apple, and Hewlett-Packard. Research in Motion advanced on the strength of its BlackBerry brand, as new subscribers grew at a solid pace and existing users embraced new product designs. Apple’s growth was driven by the strength of iPod sales and resurgent sales of its Macintosh computers. Diversified revenue streams and effective strategy drove Hewlett-Packard’s robust earnings growth.

In healthcare, Gilead Sciences and Teva Pharmaceutical were top performers. Gilead continued to solidify its dominant market position in HIV/AIDS therapeutics. Its revenue from AIDS treatments and Tamiflu royalty stream are helping to fund the development of new products. Generic drug maker Teva benefited from an improved pricing environment, growing demand, industry consolidation, and a favorable regulatory environment.

In the materials sector, Monsanto advanced. The agricultural and biotechnology company’s leading market share position, brand strength, operational performance, and technological innovation are helping it benefit from a bullish agriculture cycle.

Which holdings detracted most from the Fund’s return?

Consumer discretionary holdings, including retailers Coach and Kohl’s, were the greatest detractors from performance. The manager eliminated the Fund’s position in Kohl’s in August and its position in Coach in December. Amazon.com declined on concerns about slowing growth, although it has strong characteristics that distinguish it from competitors in the e-commerce industry.

The ongoing credit contraction took a severe toll on financial stocks. CME Group, the owner of the Chicago Mercantile Exchange and the Chicago Board of Trade, was among the Fund holdings hardest hit. Regulatory authority concerns cast a cloud over CME’s proposed merger with NYMEX Holdings, owner of the New York Mercantile Exchange. Other news surfaced that several Wall Street banks and hedge funds are forming a potentially competitive futures consortium.

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Were there significant changes to the portfolio?

The selection of individual equities based on company-specific fundamentals drives the Fund’s sector allocations. Over the reporting period, the manager reduced exposure to the financials, consumer discretionary, and information technology sectors, and increased positions in healthcare, energy, consumer staples, materials, and industrials.

Significant new positions were established in Marathon Oil, Baxter International, and Coca-Cola. Integrated oil and gas company Marathon acquired Western Oil Sands, which should help reserves growth and strengthen its refining and marketing efforts. The purchase should also bolster Marathon’s long-term cash flow and augment its exploration and production operations. Baxter’s core medical products and services business benefited from sharper execution, stronger returns, and favorable competitive dynamics. The Fund manager considers Coca-Cola’s double-digit earnings-per-share (EPS) growth, healthy balance sheet, and impressive cash flows attractive, especially against a slowing U.S. economy and lower corporate earnings growth.

Positions in other securities, such as Boeing, Target, and Potash Corp., were eliminated. Boeing has had to repeatedly delay the estimated delivery of its 787 Dreamliner aircraft. Discount department store Target remains a formidable retail force, but consumer spending has softened, resulting in disappointing comparable-store sales and scaled-back earnings expectations. Potash Corp. is the world’s largest producer of potash, one of the fastest-growing segments of the fertilizer business. With strong global economic growth and world grain stocks at record low levels, demand for fertilizer is likely to increase; the stock’s rapid run-up, however, prompted the manager to sell.

Jennison Select Growth Fund	7

Comments on Five Largest Holdings

As of 2/29/08

5.3%	Gilead Sciences, Inc./Biotechnology

Gilead’s products include antiviral treatments Atripla, Emtriva, Truvada, Viread, Vistide, and Hepsera; cardiovascular drugs Flolan and Letairis; and antifungal agent AmBisome. The company also receives royalties from other products, including flu treatment Tamiflu and macular degeneration drug Macugen.

4.1%	Google, Inc. (Class A Shares)/Internet Software and Services

Google operates the world’s leading Internet search engine, offering targeted search results from more than 8 billion Web pages. The manager believes Google will remain in an exceptional, if slower, phase of revenue and earnings growth, and that its long-term valuation will be driven by significant growth in revenues, earnings, and cash flows. Google’s continued investment in research and development should lead to new streams of revenue through product innovation, new formats, and new technologies.

3.8%	Monsanto Co./Chemicals

Agricultural giant Monsanto is benefiting from higher corn prices, market share gains, and higher margins from new genetically modified seeds.

3.8%	Hewlett-Packard Co./Computers and Peripherals

Hewlett-Packard provides a full range of high-tech equipment, including personal computers, servers, storage devices, printers, and networking equipment. Its software portfolio includes operating systems and print management tools. It is also a technology leader in the more efficient blade server and software management markets, and is now considered a top-tier provider of information technology outsourcing services. The manager expects the company’s earnings growth to remain robust, and finds Hewlett-Packard’s diversified revenue streams and strong execution attractive.

3.5%	Thermo Fisher Scientific, Inc./Life Sciences Tools and Services

Thermo Fisher Scientific provides a wide range of consumables, instruments, and services to scientists, engineers, manufacturers, and regulators. The manager expects Thermo Fisher, with its diverse and stable revenue base, to grow through new product introductions and increased market share. Driven by acquisition strategies, productivity improvements, volume growth, and cost-containment efforts, Thermo Fisher may drive annual EPS growth of 20% or more.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 1, 2007, at the beginning of the period, and held through the six-month period ended February 29, 2008. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the

Jennison Select Growth Fund	9

Fees and Expenses (continued)

ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Jennison Select Growth Fund		Beginning Account Value September 1, 2007	Ending Account Value February 29, 2008	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$953.70	1.59%	$7.72
	Hypothetical	$1,000.00	$1,016.96	1.59%	$7.97

Class B	Actual	$1,000.00	$951.10	2.34%	$11.35
	Hypothetical	$1,000.00	$1,013.23	2.34%	$11.71

Class C	Actual	$1,000.00	$949.70	2.34%	$11.34
	Hypothetical	$1,000.00	$1,013.23	2.34%	$11.71

Class L	Actual**	$1,000.00	$871.70	1.84%	$5.83
	Hypothetical	$1,000.00	$1,015.71	1.84%	$11.73

Class M	Actual**	$1,000.00	$870.80	2.34%	$7.42
	Hypothetical	$1,000.00	$1,013.23	2.34%	$11.71

Class X	Actual**	$1,000.00	$870.80	2.34%	$7.42
	Hypothetical	$1,000.00	$1,013.23	2.34%	$11.71

Class Z	Actual	$1,000.00	$954.50	1.34%	$6.51
	Hypothetical	$1,000.00	$1,018.20	1.34%	$6.72

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended February 29, 2008, and divided by the 366 days in the Fund’s fiscal year ended February 29, 2008 (to reflect the six-month period) with the exception of the Class L, Class M and Class X “Actual” information which reflects the 124 day period ended February 29, 2008 due to its inception date of October 29, 2007. Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

** Class L, M and X shares commenced operations on October 29, 2007.

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Portfolio of Investments

as of February 29, 2008

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 99.4%
COMMON STOCKS

Aerospace & Defense 2.5%
82,280	United Technologies Corp.	$5,801,563

Air Freight & Logistics 1.2%
67,500	Expeditors International of Washington, Inc.(b)	2,654,100

Beverages 3.1%
119,300	Coca-Cola Co. (The)	6,974,278

Biotechnology 8.1%
86,200	Genentech, Inc.(a)	6,529,650
254,500	Gilead Sciences, Inc.(a)	12,042,940

		18,572,590

Capital Markets 4.8%
260,750	Charles Schwab Corp. (The)	5,113,308
14,200	Goldman Sachs Group, Inc. (The)(b)	2,408,746
67,400	Merrill Lynch & Co., Inc.(b)	3,340,344

		10,862,398

Chemicals 3.8%
75,100	Monsanto Co.	8,687,568

Communications Equipment 10.3%
316,350	Cisco Systems, Inc.(a)	7,709,450
123,000	Nokia Oyj, (ADR) (Finland)(b)	4,429,230
109,450	QUALCOMM, Inc.	4,637,397
64,720	Research In Motion Ltd.(a)	6,717,935

		23,494,012

Computer & Peripherals 5.7%
36,000	Apple, Inc.(a)	4,500,720
180,100	Hewlett-Packard Co.	8,603,377

		13,104,097

Electrical Equipment 0.9%
83,500	ABB Ltd., (ADR) (Switzerland)	2,090,840

See Notes to Financial Statements.

Jennison Select Growth Fund	11

Portfolio of Investments

as of February 29, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Energy Equipment & Services 4.0%
19,800	First Solar, Inc.(a)(b)	$4,062,960
57,810	Schlumberger Ltd.	4,997,675

		9,060,635

Food & Staples Retailing 5.0%
42,700	Costco Wholesale Corp.	2,643,984
116,000	CVS Caremark Corp.	4,684,080
115,400	Whole Foods Market, Inc.(b)	4,056,310

		11,384,374

Healthcare Equipment & Supplies 5.1%
36,500	Alcon, Inc.	5,282,645
107,700	Baxter International, Inc.	6,356,454

		11,639,099

Hotels, Restaurants & Leisure 1.0%
89,100	Burger King Holdings Inc.	2,286,306

Household Products 2.8%
83,800	Colgate-Palmolive Co.	6,376,342

Industrial Conglomerates 3.0%
203,500	General Electric Co.(b)	6,743,990

Internet & Catalog Retail 1.7%
61,600	Amazon.com, Inc.(a)(b)	3,971,352

Internet Software & Services 4.9%
54,100	Akamai Technologies, Inc.(a)(b)	1,902,156
19,850	Google, Inc. (Class A Shares)(a)	9,352,923

		11,255,079

IT Services 1.3%
74,500	Infosys Technologies Ltd., (ADR) (India)	2,899,540

Life Sciences, Tools & Services 3.5%
141,640	Thermo Fischer Scientific, Inc.(a)	7,921,925

Media 2.5%
175,900	Walt Disney Co. (The)(b)	5,700,919

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

Oil, Gas & Consumable Fuels 3.3%
142,800	Marathon Oil Corp.	$7,591,248

Pharmaceuticals 13.9%
111,800	Abbott Laboratories	5,986,890
120,900	Elan Corp. PLC, (ADR) (Ireland)(a)(b)	2,752,893
120,600	Merck & Co., Inc.(b)	5,342,580
235,600	Mylan, Inc.(b)	2,789,504
55,600	Roche Holding AG, (ADR) (Switzerland)	5,459,920
164,900	Schering-Plough Corp.	3,578,330
123,700	Teva Pharmaceutical Industries Ltd., (ADR) (Israel)(b)	6,069,958

		31,980,075

Software 4.8%
114,800	Adobe Systems, Inc.(a)	3,863,020
265,076	Microsoft Corp.	7,215,369

		11,078,389

Textiles, Apparel & Luxury Goods 2.2%
85,300	NIKE, Inc. (Class B Shares)(b)	5,135,060

	Total long-term investments (cost $209,960,270)	227,265,779

SHORT-TERM INVESTMENT 23.6%

Affiliated Money Market Mutual Fund
53,913,049	Dryden Core Investment Fund - Taxable Money Market Series (cost $53,913,049; includes $50,637,970 of cash collateral received for securities on loan)(c)(d)	53,913,049

	Total Investments 123.0% (cost $263,873,319; Note 5)	281,178,828
	Liabilities in excess of other assets (23.0%)	(52,663,168)

	Net Assets 100.0%	$228,515,660

The following abbreviation is used in portfolio descriptions:

ADR—American Depositary Receipt.

(a)	Non-income producing security.
(b)	All or portion of security is on loan. The aggregate market value of such securities is $47,626,156; cash collateral of $50,637,970 (included in liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)	Prudential Investments LLC, the manager of the Fund, also serves as the manager of the Dryden Core Investment Fund-Taxable Money Market Series.

See Notes to Financial Statements.

Jennison Select Growth Fund	13

Portfolio of Investments

as of February 29, 2008 continued

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of February 29, 2008 were as follows:

Affiliated Money Market Mutual Fund (including 22.2% of collateral received for securities on loan)	23.6%
Pharmaceuticals	13.9
Communications Equipment	10.3
Biotechnology	8.1
Computer & Peripherals	5.7
Healthcare Equipment & Supplies	5.1
Food & Staples Retailing	5.0
Internet Software & Services	4.9
Capital Markets	4.8
Software	4.8
Energy Equipment & Services	4.0
Chemicals	3.8
Life Sciences, Tools & Services	3.5
Oil, Gas & Consumable Fuels	3.3
Beverages	3.1
Industrial Conglomerates	3.0
Household Products	2.8
Aerospace & Defense	2.5
Media	2.5
Textiles, Apparel & Luxury Goods	2.2
Internet & Catalog Retail	1.7
IT Services	1.3
Air Freight & Logistics	1.2
Hotels, Restaurants & Leisure	1.0
Electrical Equipment	0.9

123.0
Liabilities in excess of other assets	(23.0)

100.0%

See Notes to Financial Statements.

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Statement of Assets and Liabilities

as of February 29, 2008

Assets
Investments at value, including securities on loan of $47,626,156:
Unaffiliated investments (cost $209,960,270)	$227,265,779
Affiliated investments (cost $53,913,049)	53,913,049
Cash	190,877
Dividends receivable	237,483
Receivable for Fund shares sold	77,808
Foreign tax reclaim receivable	18,779
Prepaid expenses	9,278

Total assets	281,713,053

Liabilities
Payable to broker for collateral for securities on loan	50,637,970
Payable for investments purchased	1,242,716
Payable for Fund shares reacquired	493,087
Accrued expenses and other liabilities	455,787
Management fee payable	165,554
Distribution fee payable	119,301
Affiliated transfer agent fee payable	74,472
Deferred trustees’ fees	8,506

Total liabilities	53,197,393

Net Assets	$228,515,660

Net assets were comprised of:
Shares of beneficial interest, at par	$32,603
Paid-in capital in excess of par	895,136,867

895,169,470
Accumulated net investment loss	(9,835)
Accumulated net realized loss on investments	(683,949,484)
Net unrealized appreciation on investments	17,305,509

Net assets, February 29, 2008	$228,515,660

See Notes to Financial Statements.

Jennison Select Growth Fund	15

Statement of Assets and Liabilities

as of February 29, 2008 continued

Class A
Net asset value and redemption price per share ($87,213,135 ÷ 12,097,802 shares of beneficial interest issued and outstanding)	$7.21
Maximum sales charge (5.50% of offering price)	.42

Maximum offering price to public	$7.63

Class B
Net asset value, offering price and redemption price per share ($11,806,498 ÷ 1,734,149 shares of beneficial interest issued and outstanding)	$6.81

Class C
Net asset value, offering price and redemption price per share ($39,541,204 ÷ 5,810,652 shares of beneficial interest issued and outstanding)	$6.80

Class L
Net asset value, offering price and redemption price per share ($29,540,547 ÷ 4,100,721 shares of beneficial interest issued and outstanding)	$7.20

Class M
Net asset value, offering price and redemption price per share ($44,005,971 ÷ 6,463,142 shares of beneficial interest issued and outstanding)	$6.81

Class X
Net asset value, offering price and redemption price per share ($15,151,648 ÷ 2,225,650 shares of beneficial interest issued and outstanding)	$6.81

Class Z
Net asset value, offering price and redemption price per share ($1,256,657 ÷ 170,890 shares of beneficial interest issued and outstanding)	$7.35

See Notes to Financial Statements.

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Statement Of Operations

Year Ended February 29, 2008

Net Investment Loss
Income
Unaffiliated dividend income (net of foreign withholding taxes of $24,083)	$1,286,612
Affiliated dividend income	95,267
Affiliated income from securities loaned, net	72,351

Total income	1,454,230

Expenses
Management fee	1,103,887
Distribution fee—Class A	103,383
Distribution fee—Class B	176,642
Distribution fee—Class C	253,115
Distribution fee—Class L	56,173
Distribution fee—Class M	198,523
Distribution fee—Class X	57,605
Transfer agent’s fee and expenses (including affiliated expense of $314,800)	464,000
Registration fees	60,000
Reports to shareholders	60,000
Custodian’s fees and expenses	56,000
Legal fees and expenses	25,000
Audit fee	21,000
Trustees’ fees	19,000
Interest expense	6,765
Insurance expense	2,000
Loan interest expense (Note 7)	562
Miscellaneous expenses	11,737

Total expenses	2,675,392
Less: expense subsidy (Note 2)	(37,262)

Net expenses	2,638,130

Net investment loss	(1,183,900)

Realized And Unrealized Gain (Loss) On Investments
Net realized gain on investment transactions	27,775,778
Net change in unrealized appreciation (depreciation) on investments	(54,738,852)

Net loss on investments	(26,963,074)

Net Decrease In Net Assets Resulting From Operations	$(28,146,974)

See Notes to Financial Statements.

Jennison Select Growth Fund	17

Statement of Changes in Net Assets

	Year Ended February 28/29,
	2008	2007
Increase (Decrease) In Net Assets
Operations
Net investment loss	$(1,183,900)	$(1,101,562)
Net realized gain on investments	27,775,778	5,469,050
Net change in unrealized appreciation (depreciation) on investments	(54,738,852)	(5,818,521)

Net decrease in net assets resulting from operations	(28,146,974)	(1,451,033)

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	5,822,450	1,472,477
Net asset value of shares issued in connection with merger (Note 8)	228,481,837	—
Cost of shares reacquired	(34,821,011)	(31,452,416)

Net increase (decrease) in net assets resulting from Fund share transactions	199,483,276	(29,979,939)

Total increase (decrease)	171,336,302	(31,430,972)

Net Assets
Beginning of year	57,179,358	88,610,330

End of year	$228,515,660	$57,179,358

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

Notes to Financial Statements

Strategic Partners Opportunity Funds (the “Company”), is registered under the Investment Company Act of 1940 as a open-end management investment company. The Company currently consists of two funds: Jennison Select Growth Fund (the “Fund”) and Dryden Strategic Value Fund. These financial statements relate to Jennison Select Growth Fund, a non-diversified Fund. The financial statements of the Dryden Strategic Value Fund are not presented herein. The Company was established as a Delaware business Trust on January 28, 2000.

The investment objective of the Fund is long-term growth of capital. The Fund seeks to achieve its investment objective by investing primarily (at least 65% of its total assets) in approximately 40 equity-related securities that are selected by the Fund’s investment subadviser, as having strong capital appreciation potential.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor(s); to be over-the-counter, are valued at market value using prices provided, by an independent pricing agent or principal market maker. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the

Jennison Select Growth Fund	19

Notes to Financial Statements

continued

size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of February 29, 2008, there were no securities whose values were adjusted in accordance with procedures approved by the Board of Trustees.

Investments in mutual funds are valued at the net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities, which mature in 60 days or less, are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than 60 days, are valued at current market quotations.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses on security transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and

20	Visit our website at www.jennisondryden.com

accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI has entered into a sub-management agreement with Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential. PIM provides Jennison with certain research services

Jennison Select Growth Fund	21

Notes to Financial Statements

continued

and assists with maintenance of books and records as Jennison may request from time to time. PI pays for the services of the subadvisers and sub-manager, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of .90 of 1% of the Fund’s average daily net assets up to and including $1 billion and .85 of 1% of such average daily net assets in excess of $1 billion. The effective management fee rate was .90 of 1% for the year ended February 29, 2008.

Prudential Investments LLC (“PI”), as the Investment Manager of the Jennison Fund, has contractually agreed to waive up to 0.07% of the Jennison Fund’s management fee on an annualized basis until October 31, 2008, to the extent the Jennison Fund’s net operating expenses, exclusive of taxes, interest, distribution (12b-1) fees and certain extraordinary expenses, exceed 1.25% as a result of the reorganization.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class L, Class M and Class X shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C, Class L, Class M and Class X shares, pursuant to plans of distribution (the “Class A, B, C, L, M and X Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B, C, L, M and X Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1%, 1%, .50 of 1%, 1% and 1% of the average daily net assets of the Class A, B, C, L, M and X shares, respectively. PIMS has contractually agreed to limit such expenses to 0.25 of 1% of the average daily net assets of the Class A shares for the year ended February 29, 2008.

PIMS has advised the Fund that it has received approximately $24,800 in front-end sales charges resulting from sales of Class A shares, during the year ended February 29, 2008. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended February 29, 2008, it received approximately $500, $18,900, $900, $18,300 and $8,300 in contingent deferred

22	Visit our website at www.jennisondryden.com

sales charges imposed upon redemptions by certain Class A, Class B, Class C, Class M and Class X shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers including fees relating to the services of First Clearing, LLC (“First Clearing”), an affiliate of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended February 29, 2008, the Fund incurred approximately $125,600 in total networking fees, of which approximately $47,700 was paid to First Clearing. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

PIM is the Fund’s security lending agent. For the year ended February 29, 2008, PIM has been compensated approximately $31,000 for these services.

The Fund invests in the Taxable Money Market Series (“the Portfolio”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Portfolio is a Money Market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of investment securities, excluding short-term investments, for the year ended February 29, 2008, were $245,447,498 and $277,142,408, respectively.

Note 5. Tax Information

In order to present undistributed net investment income or loss and accumulated net realized gain or loss on the statement of assets and liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital in excess of par, undistributed net investment income or loss and accumulated net

Jennison Select Growth Fund	23

Notes to Financial Statements

continued

realized gain or loss on investments. For the year ended February 29, 2008, the adjustments were to decrease accumulated net investment loss by $1,181,328, increase accumulated net realized loss on investments by $546,918,277 and increase paid-in capital in excess of par by $545,736,949 due to the reclassification of a net operating loss, reclassification of capital loss carryforward from reorganization, reclassification of disallowed losses from wash sales due to reorganization and write-off of capital loss carryforward due to expiration and limitations related to reorganization. Net investment loss, net realized gain on investment transactions and net assets were not affected by this change.

There were no distributions paid during the years ended February 29, 2008 and February 28, 2007.

As of February 29, 2008, the Fund had no undistributed ordinary income or long-term capital gains on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation (depreciation) as of February 29, 2008 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$265,744,762	$27,254,106	$(11,820,040)	$15,434,066

The difference between book basis and tax basis was attributable to deferred losses on wash sales.

For federal income tax purposes, the Fund had a capital loss carryforward at February 29, 2008 of approximately $682,078,000 of which $384,441,000 expires in 2009, $201,056,000 expires in 2010, $82,010,000 expires in 2011 and $14,571,000 expires in 2012. Approximately $27,614,000 of the Fund’s capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended February 29, 2008. Certain portions of the capital loss carryforwards were assumed by the Fund as a result of an acquisition. Utilization of these capital loss carryforwards were limited in accordance with income tax regulations. As of February 29, 2008, approximately $391,391,000 of its capital loss carryforward was written-off due to expiration and loss limitations. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is uncertain whether the Fund will be able to realize the full benefit prior to the expiration date.

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Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of February 29, 2008, no provision for income tax would be required in the Funds’ financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class L, Class M and Class X shares. Class A and L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively. All investors who purchase Class A and L shares in the amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class C shares are sold with a CDSC of 1% during the first 12 months. Class M and X shares are sold with a contingent deferred sales charge which declines from 6% to zero depending on the period of time the shares are held. Class M and X shares will automatically convert to Class A shares on a quarterly basis approximately eight and ten years after purchase, respectively. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

Jennison Select Growth Fund	25

Notes to Financial Statements

continued

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended February 29, 2008:
Shares sold	527,232	$4,041,539
Shares issued in connection with the merger	7,331,784	60,554,876
Shares reacquired	(1,517,677)	(11,772,168)

Net increase (decrease) in shares outstanding before conversion	6,341,339	52,824,247
Shares issued upon conversion from Class B, Class M and Class X	4,528,205	34,677,931

Net increase (decrease) in shares outstanding	10,869,544	$87,502,178

Year ended February 28, 2007:
Shares sold	83,171	$585,988
Shares reacquired	(1,426,303)	(10,300,943)

Net increase (decrease) in shares outstanding before conversion	(1,343,132)	(9,714,955)
Shares issued upon conversion from Class B	13,115	90,110

Net increase (decrease) in shares outstanding	(1,330,017)	$(9,624,845)

Class B
Year ended February 29, 2008:
Shares sold	89,211	$647,784
Shares issued in connection with the merger	810,832	6,339,878
Shares reacquired	(890,747)	(6,404,200)

Net increase (decrease) in shares outstanding before conversion	9,296	583,462
Shares reacquired upon conversion into Class A	(2,660,376)	(19,240,597)

Net increase (decrease) in shares outstanding	(2,651,080)	$(18,657,135)

Year ended February 28, 2007:
Shares sold	75,086	$506,067
Shares reacquired	(1,917,778)	(12,708,139)

Net increase (decrease) in shares outstanding before conversion	(1,842,692)	(12,202,072)
Shares reacquired upon conversion into Class A	(13,755)	(90,110)

Net increase (decrease) in shares outstanding	(1,856,447)	$(12,292,182)

Class C
Year ended February 29, 2008:
Shares sold	79,544	$588,862
Shares issued in connection with the merger	4,255,639	33,260,573
Shares reacquired	(879,115)	(6,388,264)

Net increase (decrease) in shares outstanding	3,456,068	$27,461,171

Year ended February 28, 2007:
Shares sold	38,981	$260,317
Shares reacquired	(1,158,122)	(7,716,823)

Net increase (decrease) in shares outstanding	(1,119,141)	$(7,456,506)

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Class L	Shares	Amount
October 29, 2007* through February 29, 2008:
Shares sold	10,626	$82,936
Shares issued in connection with the merger	4,445,491	36,716,319
Shares reacquired	(355,396)	(2,746,166)

Net increase (decrease) in shares outstanding	4,100,721	$34,053,089

Class M
October 29, 2007* through February 29, 2008:
Shares sold	21,038	$153,635
Shares issued in connection with the merger	9,284,341	72,594,026
Shares reacquired	(724,430)	(5,307,051)

Net increase (decrease) in shares outstanding before conversion	8,580,949	67,440,610
Shares reacquired upon conversion into Class A	(2,117,807)	(15,412,791)

Net increase (decrease) in shares outstanding	6,463,142	$52,027,819

Class X
October 29, 2007* through February 29, 2008:
Shares sold	28,068	$200,391
Shares issued in connection with the merger	2,432,054	19,016,165
Shares reacquired	(231,251)	(1,704,472)

Net increase (decrease) in shares outstanding before conversion	2,228,871	17,512,084
Shares reacquired upon conversion into Class A	(3,221)	(24,543)

Net increase (decrease) in shares outstanding	2,225,650	$17,487,541

Class Z
Year ended February 29, 2008:
Shares sold	14,080	$107,303
Shares reacquired	(63,834)	(498,690)

Net increase (decrease) in shares outstanding	(49,754)	$(391,387)

Year ended February 28, 2007:
Shares sold	16,824	$120,105
Shares reacquired	(100,628)	(726,511)

Net increase (decrease) in shares outstanding	(83,804)	$(606,406)

*	Inception date.

Note 7. Borrowing

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 26, 2007, the Funds renewed the

Jennison Select Growth Fund	27

Notes to Financial Statements

continued

SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .06 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 24, 2008. For the period from October 27, 2006 through October 26, 2007, the Funds paid a commitment fee of .07 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The fund utilized the line of credit for the year ended February 29, 2008. The average balance for the 3 days the Fund had an outstanding balance was approximately $1,259,000 at a weighted average interest rate of approximately 5.36%.

Note 8. Reorganization

On October 26, 2007, the Fund acquired all of the net assets of Strategic Partners Concentrated Growth Fund (the merged fund) pursuant to a plan of reorganization approved by the Strategic Partners Concentrated Growth Fund shareholders on September 11, 2007. The acquisition was accomplished by a tax-free exchange of Class A, Class B, Class C, Class L, Class M and Class X shares of the Fund for the corresponding classes of Strategic Partners Concentrated Growth Fund.

Strategic Partners Concentrated Growth Fund		Jennison Select Growth Fund
Class	Shares	Class	Shares	Value
A	3,757,586	A	7,331,784	$60,554,876
B	466,045	B	810,832	6,339,878
C	2,451,931	C	4,255,639	33,260,573
L	2,297,314	L	4,445,491	36,716,319
M	5,332,863	M	9,284,341	72,594,026
X	1,394,949	X	2,432,054	19,016,165

The aggregate net assets and unrealized appreciation of the merged fund immediately before the acquisition were:

	Total Net Assets	Unrealized Appreciation
Strategic Partners Concentrated Growth Fund	$228,481,837	$59,863,372

The aggregate net assets of Jennison Select Growth Fund immediately before the acquisition was $54,414,824.

28	Visit our website at www.jennisondryden.com

The Fund acquired capital loss carryforwards from the merger with Strategic Partners Concentrated Growth Fund in the amount of $936,604,680 (amount included in Note 5). The future utilization of capital loss carryforwards may be limited under certain conditions defined in the Internal Revenue Code of 1986, as amended.

Note 9. New Accounting Pronouncements

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

Jennison Select Growth Fund	29

Financial Highlights

	Class A
	Year Ended February 29, 2008(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$7.27

Income (loss) from investment operations
Net investment loss	(.04)
Net realized and unrealized gain (loss) on investment transactions	(.02)

Total from investment operations	(.06)

Net asset value, end of year	$7.21

Total Return(b):	(.83)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$87,213
Average net assets (000)	$41,353
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees(d)	1.71	%(e)
Expenses, excluding distribution and service (12b-1) fees	1.46	%(e)
Net investment loss	(.55	)%(e)
For Class A, B, C, L, M, X and Z shares:
Portfolio turnover	187%

(a)	Calculations are based on average shares outstanding during the period.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to U.S. generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% on the average daily net assets of the Class A shares.
(e)	As of November 1, 2007, the Manager of the Fund has agreed to reimburse the Fund in order to limit operating expenses (excluding interest, taxes, brokerage commissions, 12B-1 fees and certain extraordinary expenses) to 1.25% of the average daily net assets of Class A. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12B-1) fees) and net investment loss ratios would be 1.74%, 1.49%, and (.58)%, respectively, for the year ended February 29, 2008.

See Notes to Financial Statements.

30	Visit our website at www.jennisondryden.com

Class A
Year Ended February 28/29,
2007(a)	2006(a)	2005	2004

$7.28	$6.21	$5.99	$4.41

(.07)	(.07)	(.06)	(.06)
.06	1.14	.28	1.64

(.01)	1.07	.22	1.58

$7.27	$7.28	$6.21	$5.99

(.14)%	17.23%	3.67%	35.83%

$8,933	$18,621	$12,162	$15,734
$10,008	$14,606	$13,789	$16,241

1.85%	1.78%	1.77%	1.69%
1.60%	1.53%	1.52%	1.44%
(1.04)%	(1.01)%	(.81)%	(.99)%

86%	164%	86%	100%

See Notes to Financial Statements.

Jennison Select Growth Fund	31

Financial Highlights

continued

	Class B
	Year Ended February 29, 2008(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$6.92

Income (loss) from investment operations
Net investment loss	(.10)
Net realized and unrealized gain (loss) on investment transactions	(.01)

Total from investment operations	(.11)

Net asset value, end of year	$6.81

Total Return(b):	(1.59)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$11,806
Average net assets (000)	$17,664
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.46	%(d)
Expenses, excluding distribution and service (12b-1) fees	1.46	%(d)
Net investment loss	(1.48	)%(d)

(a)	Calculations are based on average shares outstanding during the period.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to U.S. generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	As of November 1, 2007, the Manager of the Fund has agreed to reimburse the Fund in order to limit operating expenses (excluding interest, taxes, brokerage commissions, 12B-1 fees and certain extraordinary expenses) to 1.25% of the average daily net assets of Class B. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12B-1) fees) and net investment loss ratios would be 2.49%, 1.49%, and (1.51)%, respectively, for the year ended February 29, 2008.

See Notes to Financial Statements.

32	Visit our website at www.jennisondryden.com

Class B
Year Ended February 28/29,
2007(a)	2006(a)	2005	2004

$6.97	$6.00	$5.83	$4.33

(.12)	(.12)	(.10)	(.10)
.07	1.09	.27	1.60

(.05)	.97	.17	1.50

$6.92	$6.97	$6.00	$5.83

(.72)%	16.17%	2.92%	34.64%

$30,329	$43,520	$49,855	$62,471
$35,402	$46,586	$55,354	$62,157

2.60%	2.53%	2.52%	2.44%
1.60%	1.53%	1.52%	1.44%
(1.79)%	(1.82)%	(1.56)%	(1.74)%

Jennison Select Growth Fund	33

Financial Highlights

continued

	Class C
	Year Ended February 29, 2008(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$6.92

Income (loss) from investment operations
Net investment loss	(.09)
Net realized and unrealized gain (loss) on investment transactions	(.03)

Total from investment operations	(.12)

Net asset value, end of year	$6.80

Total Return(b):	(1.73)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$39,541
Average net assets (000)	$25,312
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.46	%(d)
Expenses, excluding distribution and service (12b-1) fees	1.46	%(d)
Net investment loss	(1.36	)%(d)

(a)	Calculations are based on average shares outstanding during the period.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to U.S. generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	As of November 1, 2007, the Manager of the Fund has agreed to reimburse the Fund in order to limit operating expenses (excluding interest, taxes, brokerage commissions, 12B-1 fees and certain extraordinary expenses) to 1.25% of the average daily net assets of Class C. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12B-1) fees) and net investment loss ratios would be 2.49%, 1.49%, and (1.39)%, respectively, for the year ended February 29, 2008.

See Notes to Financial Statements.

34	Visit our website at www.jennisondryden.com

Class C
Year Ended February 28/29,
2007(a)	2006(a)	2005	2004

$6.97	$6.00	$5.82	$4.33

(.12)	(.12)	(.11)	(.10)
.07	1.09	.29	1.59

(.05)	.97	.18	1.49

$6.92	$6.97	$6.00	$5.82

(.72)%	16.17%	3.09%	34.41%

$16,284	$24,221	$28,015	$37,685
$19,426	$25,883	$32,503	$38,987

2.60%	2.53%	2.52%	2.44%
1.60%	1.53%	1.52%	1.44%
(1.79)%	(1.82)%	(1.56)%	(1.74)%

See Notes to Financial Statements.

Jennison Select Growth Fund	35

Financial Highlights

continued

	Class L
	October 29, 2007(a) Through February 29, 2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$8.26

Income (loss) from investment operations
Net investment loss	(.02)
Net realized and unrealized loss on investment transactions	(1.04)

Total from investment operations	(1.06)

Net asset value, end of period	$7.20

Total Return(c):	(12.83)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$29,541
Average net assets (000)	$33,160
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.96	%(e)
Expenses, excluding distribution and service (12b-1) fees	1.46	%(e)
Net investment loss	(.59	)%(e)

(a)	Inception date of Class L shares.
(b)	Calculations are based on average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to U.S. generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(d)	Does not include expenses of the underlying portfolios in which the Fund invests.
(e)	As of November 1, 2007, the Manager of the Fund has agreed to reimburse the Fund in order to limit operating expenses (excluding interest, taxes, brokerage commissions, 12B-1 fees and certain extraordinary expenses) to 1.25% of the average daily net assets of Class L. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12B-1) fees) and net investment loss ratios would be 1.99%, 1.49%, and (.62)%, respectively, for the year ended February 29, 2008.

See Notes to Financial Statements.

36	Visit our website at www.jennisondryden.com

	Class M
	October 29, 2007(a) Through February 29, 2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$7.82

Income (loss) from investment operations
Net investment loss	(.03)
Net realized and unrealized loss on investment transactions	(.98)

Total from investment operations	(1.01)

Net asset value, end of period	$6.81

Total Return(c):	(12.92)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$44,006
Average net assets (000)	$58,596
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	2.46	%(e)
Expenses, excluding distribution and service (12b-1) fees	1.46	%(e)
Net investment loss	(1.08	)%(e)

(a)	Inception date of Class M shares.
(b)	Calculations are based on average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to U.S. generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(d)	Does not include expenses of the underlying portfolios in which the Fund invests.
(e)	As of November 1, 2007, the Manager of the Fund has agreed to reimburse the Fund in order to limit operating expenses (excluding interest, taxes, brokerage commissions, 12B-1 fees and certain extraordinary expenses) to 1.25% of the average daily net assets of Class M. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12B-1) fees) and net investment loss ratios would be 2.49%, 1.49%, and (1.11)%, respectively, for the year ended February 29, 2008.

See Notes to Financial Statements.

Jennison Select Growth Fund	37

Financial Highlights

continued

	Class X
	October 29, 2007(a) Through February 29, 2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$7.82

Income (loss) from investment operations
Net investment loss	(.03)
Net realized and unrealized loss on investment transactions	(.98)

Total from investment operations	(1.01)

Net asset value, end of period	$6.81

Total Return(c):	(12.92)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$15,152
Average net assets (000)	$17,003
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	2.46	%(e)
Expenses, excluding distribution and service (12b-1) fees	1.46	%(e)
Net investment loss	(1.09	)%(e)

(a)	Inception date of Class X shares.
(b)	Calculations are based on average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to U.S. generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(d)	Does not include expenses of the underlying portfolios in which the Fund invests.
(e)	As of November 1, 2007, the Manager of the Fund has agreed to reimburse the Fund in order to limit operating expenses (excluding interest, taxes, brokerage commissions, 12B-1 fees and certain extraordinary expenses) to 1.25% of the average daily net assets of Class X. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12B-1) fees) and net investment loss ratios would be 2.49%, 1.49%, and (1.12)%, respectively, for the year ended February 29, 2008.

See Notes to Financial Statements.

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This Page Intentionally Left Blank

Financial Highlights

continued

	Class Z
	Year Ended February 29, 2008(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$7.40

Income (loss) from investment operations
Net investment loss	(.04)
Net realized and unrealized gain (loss) on investment transactions	(.01)

Total from investment operations	(.05)

Net asset value, end of year	$7.35

Total Return(b):	(.68)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$1,257
Average net assets (000)	$1,478
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.46	%(d)
Expenses, excluding distribution and service (12b-1) fees	1.46	%(d)
Net investment loss	(.54	)%(d)

(a)	Calculations are based on average shares outstanding during the period.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to U.S. generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	As of November 1, 2007, the Manager of the Fund has agreed to reimburse the Fund in order to limit operating expenses (excluding interest, taxes, brokerage commissions, 12B-1 fees and certain extraordinary expenses) to 1.25% of the average daily net assets of Class Z. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12B-1) fees) and net investment loss ratios would be 1.49%, 1.49%, and (.57)%, respectively, for the year ended February 29, 2008.

See Notes to Financial Statements.

40	Visit our website at www.jennisondryden.com

Class Z
Year Ended February 28/29,
2007(a)	2006(a)	2005	2004

$7.39	$6.29	$6.05	$4.45

(.06)	(.06)	(.04)	(.05)
.07	1.16	.28	1.65

.01	1.10	.24	1.60

$7.40	$7.39	$6.29	$6.05

.14%	17.49%	3.97%	35.96%

$1,633	$2,249	$3,051	$4,373
$1,952	$2,523	$3,447	$4,955

1.60%	1.53%	1.52%	1.44%
1.60%	1.53%	1.52%	1.44%
(.80)%	(.82)%	(.57)%	(.75)%

See Notes to Financial Statements.

Jennison Select Growth Fund	41

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders of

Strategic Partners Opportunity Funds:

We have audited the accompanying statement of assets and liabilities of the Jennison Select Growth Fund of Strategic Partners Opportunity Funds (hereafter referred to as the “Fund”), including the portfolio of investments, as of February 29, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of February 29, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 25, 2008

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MANAGEMENT OF THE FUND

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the Investment Company Act of 1940, as amended (1940 Act) are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members

Name, Address, Age Position(s)	Principal Occupation(s) During Past Five Years	Other Directorships Held
Portfolios Overseen(1)
Linda W. Bynoe (55) Board Member Portfolios Overseen: 59	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.	Director of Simon Property
Group, Inc. (real estate
investment trust) (since May
2003); Anixter International
(communication products
distributor) (since January
2006); Director of Northern Trust
Corporation (since April 2006).

David E.A. Carson (73) Board Member Portfolios Overseen: 63	Director (since October 2007) of ICI Mutual Insurance Company; formerly Chairman and Chief Executive Officer of People’s Bank (1988 – 2000).	None.

Robert E. La Blanc (74) Board Member Portfolios Overseen: 61	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Douglas H. McCorkindale (68) Board Member Portfolios Overseen: 59	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media)	Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (64) Board Member Portfolios Overseen: 60	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.

Jennison Select Growth Fund	43

Name, Address, Age Position(s)	Principal Occupation(s) During Past Five Years	Other Directorships Held
Robin B. Smith (68) Board Member & Independent Chair Portfolios Overseen: 61	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (1992-2006).

Stephen G. Stoneburn (64) Board Member Portfolios Overseen: 61	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).	None.

Clay T. Whitehead (69) Board Member Portfolios Overseen: 61	President (since 1983) of YCO (new business development firm).	None.

Interested Board Members
Name, Address, Age Position(s)	Principal Occupation(s) During Past Five Years	Other Directorships Held
Judy A. Rice (60) Board Member & President Portfolios Overseen: 59	President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute	None.

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Name, Address, Age Position(s)	Principal Occupation(s) During Past Five Years	Other Directorships Held
Robert F. Gunia (61) Board Member & Vice President Portfolios Overseen: 149	Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.	Vice President and Director (since May 1989), Treasurer (since 1999) of The Asia Pacific Fund, Inc.; and Vice President (since January 2007) of The Greater China Fund, Inc.

(1)	The year that each Board Member joined the Fund’s Board is as follows:

Linda W. Bynoe, 2005; David E.A. Carson, 2003; Robert E. La Blanc, 2000; Douglas H. McCorkindale, 2000; Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 2000; Clay T. Whitehead, 2000; Judy A. Rice, Board Member since 2000 and President since 2003; Robert F. Gunia, Board Member since 2000 and Vice President since 1999.

Fund Officers(a),(1)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (55) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (50) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (49) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jennison Select Growth Fund	45

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Claudia DiGiacomo (33) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

John P. Schwartz (36) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).

Andrew R. French (45) Assistant Secretary	Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (49) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson (49) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Noreen M. Fierro (43) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (48) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (44) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Peter Parrella (49) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes interested Board Members who also serve as President or Vice President.

(1)	The year that each individual became a Fund officer is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2004; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim; 2007; Valerie M. Simpson, 2007; Noreen M. Fierro, 2006; Grace C. Torres, 2000; M. Sadiq Peshimam, 2006; Peter Parrella, 2007.

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Explanatory Notes

° Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

° Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

° There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

° “Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

° “Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Jennison Select Growth Fund	47

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 2/29/08
	One Year	Five Year	Since Inception
Class A	–6.28%	9.09%	–4.83%
Class B	–6.51	9.34	–4.84
Class C	–2.72	9.45	–4.86
Class L	N/A	N/A	N/A
Class M	N/A	N/A	N/A
Class X	N/A	N/A	N/A
Class Z	–0.68	10.56	–3.90

Average Annual Total Returns (Without Sales Charges) as of 2/29/08
	One Year	Five Year	Since Inception
Class A	–0.83%	10.33%	–4.14%
Class B	–1.59	9.48	–4.84
Class C	–1.73	9.45	–4.86
Class L	N/A	N/A	N/A
Class M	N/A	N/A	N/A
Class X	N/A	N/A	N/A
Class Z	–0.68	10.56	–3.90

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to

Visit our website at www.jennisondryden.com

the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. Class A and Class L have a maximum initial sales charge of 5.50% and 5.75%, respectively. Gross operating expenses: Class A, 1.79%; Class B, 2.49%; Class C, 2.49%; Class L, 1.99%; Class M, 2.49%; Class X, 2.49%; Class Z, 1.49%. Net operating expenses apply to: Class A, 1.74%; Class B, 2.49%; Class C, 2.49%; Class L, 1.99%; Class M, 2.49%; Class X, 2.49%; Class Z, 1.49%, after contractual reduction through 6/30/2008.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A, Class B, Class C, and Class Z, 6/2/00; Class L, Class M, and Class X, 10/29/07.

The graph compares a $10,000 investment in the Jennison Select Growth Fund (Class A shares) with a similar investment in the Russell 1000 Growth Index and the S&P 500 Index by portraying the initial account values at the commencement of operations of Class A shares (June 2, 2000) and the account values at the end of the current fiscal year (February 29, 2008) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, L, M, X, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through February 29, 2008, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates. The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives an indication of how stock prices in the United States have performed. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L have a maximum front-end sales charge of 5.50% and 5.75%, respectively, and a 12b-1 fee of up to 0.30% and 0.50%, respectively, annually. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class M and Class X shares are not subject to a front-end sales charge, but have a 12b-1 fee of 1.00% and 1.00%, respectively, and charge a CDSC of 6.00% and 6.00%, respectively. Class Z shares are not subject to a front-end sales charge or a 12b-1 fee. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Jennison Select Growth Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

TRUSTEES
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Jennison Select Growth Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund is a series of Strategic Partners Opportunity Funds, a Delaware business trust.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison Select Growth Fund
Share Class	A	B	C	L	M	X	Z
NASDAQ	SPFAX	SPFBX	SPFCX	JSGLX	JSGMX	JSGGX	SPFZX
CUSIP	86276R106	86276R205	86276R304	86276R759	86276R742	86276R734	86276R403

MF500E    IFS-A146679     Ed. 04/2008

FEBRUARY 29, 2008	ANNUAL REPORT

Dryden Strategic Value Fund

FUND TYPE

Large-capitalization stock

OBJECTIVE

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Dryden, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

April 15, 2008

Dear Shareholder:

We hope you find the annual report for the Dryden Strategic Value Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors (PREI). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. PREI is a registered investment adviser and a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Dryden Strategic Value Fund

Dryden Strategic Value Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Dryden Strategic Value Fund is long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.32%; Class B, 2.02%; Class C, 2.02%; Class Z, 1.02%. Net operating expenses apply to: Class A, 1.27%; Class B, 2.02%; Class C, 2.02%; Class Z, 1.02%, after contractual reduction through 6/30/2008.

Cumulative Total Returns as of 2/29/08
	One Year	Five Years	Since Inception[1]
Class A	–9.02%	78.62%	29.55%
Class B	–9.70	72.04	23.02
Class C	–9.70	72.04	23.02
Class Z	–8.81	80.86	31.79
Russell 1000 Value Index[2]	–7.91	91.63	54.19
S&P 500 Index[3]	–3.60	73.32	29.48
Lipper Large-Cap Value Funds Avg.[4]	–5.80	79.12	40.09

Average Annual Total Returns[5] as of 3/31/08
	One Year	Five Years	Since Inception[1]
Class A	–16.31%	11.05%	2.75%
Class B	–16.11	11.34	2.82
Class C	–12.86	11.47	2.82
Class Z	–11.13	12.62	3.85
Russell 1000 Value Index[2]	–9.99	13.68	6.27
S&P 500 Index[3]	–5.08	11.32	3.70
Lipper Large-Cap Value Funds Avg.[4]	–8.38	12.01	4.62

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class Z shares are not subject to a sales charge.

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Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception date: 3/30/01.

2The Russell 1000 Value Index is an unmanaged index composed of those securities in the Russell 1000 Index with a lower-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values.

3The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed.

4The Lipper Large-Cap Value Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Large-Cap Value Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap value funds typically have a lower-than-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index.

5The average annual total returns take into account applicable sales charges. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Investors cannot invest directly in an index. The returns for the Russell 1000 Value Index and the S&P 500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Russell 1000 Value Index, S&P 500 Index, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Five Largest Holdings expressed as a percentage of net assets as of 2/29/08
Exxon Mobil Corp., Oil, Gas & Consumable Fuels	6.4%
AT&T Inc., Diversified Telecommunication Services	3.6
General Electric Co., Industrial Conglomerates	3.4
Chevron Corp., Oil, Gas & Consumable Fuels	3.3
Pfizer, Inc., Pharmaceuticals	3.0

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 2/29/08
Oil, Gas & Consumable Fuels	19.5%
Diversified Financial Services	7.4
Commercial Banks	6.6
Pharmaceuticals	6.4
Insurance	6.2

Industry weightings reflect only long-term investments and are subject to change.

Dryden Strategic Value Fund	3

Strategy and Performance Overview

How did the Fund perform?

Dryden Strategic Value Fund (the Fund) Class A shares declined 9.02% for the 12 months ended February 29, 2008, lagging the Russell 1000® Value Index (the Value Index) and the Lipper Large-Cap Value Funds Average, which fell 7.91% and 5.80%, respectively.

How is the Fund managed?

Quantitative Management Associates LLC (QMA), which manages the Fund, believes a consistently applied, computer-driven mathematical “quant” approach is the most effective way to identify undervalued stocks. These shares have the potential to provide above-average performance as their prices adjust upwards to reflect their long-term “normal” valuations. The Fund holds between 125 and 200 stocks from a broad cross section of the market, preferring out-of-favor shares with low price-to-earnings (PE) ratios. QMA believes that the timing of its buy and sell decisions is just as important as which shares the Fund owns.

What were conditions like in the stock market?

Value and growth styles of investing tend to outperform each other in multi-year cycles and, in 2007, the historical pendulum swung away from value, which had dominated growth for several years. Value stocks lagged growth stocks for the 12-month reporting period, with the Russell 1000® Growth Index posting a nominally positive 0.40% return versus the decline in the Value Index in what was clearly a challenging market environment.

A souring residential real estate market in the United States caused a meltdown in bonds backed by risky mortgages that spread to broader financial markets, including stocks beginning in the summer of 2007. Prominent brokerage firms and banks, which recorded massive write-downs and losses on mortgage-related securities, tightened up on lending to businesses and individuals. The credit crisis pressured many businesses and weighed on their share prices, particularly as the ailing housing market slowed economic growth in the United States and corporate earnings suffered. Shares of companies with potential to continue to generate above average earnings, i.e., growth stocks, fared better than value stocks. Concern about the domestic economy prompted the Federal Reserve (the Fed) to repeatedly lower short-term interest rates to stimulate growth and to debut a program in late 2007 that provided short-term loans to banks via auctions to encourage them to lend. Yet fear that the economy was headed for a recession in 2008 persisted.

The difficult investment environment generally challenged stock portfolios, including “quant” funds. For example, during the summer of 2007, market pressures caused some large, quantitatively managed global portfolios to liquidate substantial portions

4	Visit our website at www.jennisondryden.com

of their holdings due to what seemed to be a combination of voluntary selling and forced liquidation to meet margin calls and withdrawal request from shareholders. Because of the heavy selling, many stocks experienced unusually high trading volumes and dramatic price movements, even though there was virtually no significant news about companies to justify these developments. Price movements were somewhat perverse in that stocks with the cheapest valuations fell more than those with the most expensive valuations.

How did different sectors of the stock market perform?

Within the Value Index, financials, the heaviest weighted sector, suffered the largest decline and detracted most from its return for the 12-month reporting period. Also suffering double-digit declines were consumer discretionary, information technology, and telecommunications services. The brightest spot was a strong double-digit gain by the energy sector that benefited from the surging price of oil, which hit historic highs after breeching $100 a barrel for the first time. Sectors that posted single-digit gains included consumer staples, industrials, and materials.

Which stock market sectors and specific holdings detracted most from the Fund?

Consumer discretionary (down 19% for the year) and financials (down 28%) were the largest detractors from the Fund’s performance for its 12-month reporting period. The deepening credit crisis, ailing housing market, and increasing recessionary fears drove down stock prices of companies in these sectors. Within the consumer discretionary sector, holdings in the household durables and textiles and apparel industries were the primary detractors from performance. For example, the Fund owned homebuilders, whose stocks declined 52%, on average, for the 12-month reporting period. Also, the Fund had larger exposures than the Value Index to Liz Claiborne (–60%) and Jones Apparel (–56%), which penalized its performance. Both companies are encountering lower demand from retailers largely due to concerns about consumer spending.

Within the financials sector, holdings in Ambac Financial (–87%), MBIA (–80%), and Citigroup (–51%) were significant detractors from performance. The stocks of bond insurers Ambac and MBIA plummeted as investors became concerned about whether these companies could maintain their AAA credit rating, which is critical to their business, in view of the potential for significant mortgage-related losses, and the cost of raising additional capital in a difficult environment. Citigroup stock, along with the shares of other diversified financial companies, fell due to ongoing write-downs on subprime mortgages, other loans, and securities.

Which stock market sectors and specific holdings contributed most to the Fund?

Primary contributors to the Fund’s performance were its larger exposure to energy

Dryden Strategic Value Fund	5

Strategy and Performance Overview (continued)

shares than the Value Index and good stock selection in the energy sector. High oil prices continued to benefit the Fund’s holdings among exploration and production companies, which search for and develop oil and natural gas reserves. Notable performers included Hess (+77%), Occidental Petroleum (+71%), Devon Energy (+57%), and Murphy Oil (+57%).

Favorable stock selection in the telecommunications services sector was a key contributor to the Fund’s performance relative to the Value Index. The Fund had a smaller exposure than the Value Index to Sprint Nextel shares, which fell 63% for the year. Sprint, one of the weaker competitors in the industry, has had little success to date in its struggle to retain its existing base of subscribers. In addition, not holding Qwest Communications shares, which fell 38%, benefited the Fund’s relative performance, as did having a larger exposure than the Value Index to AT&T shares, which declined only 2%.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 1, 2007, at the beginning of the period, and held through the six-month period ended February 29, 2008. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

Dryden Strategic Value Fund	7

Fees and Expenses (continued)

expenses, which is not the Fund’s actual return. The hypothetical account values and expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Strategic Value Fund		Beginning Account Value September 1, 2007	Ending Account Value February 28, 2008	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$895.30	1.21%	$5.70
	Hypothetical	$1,000.00	$1,018.85	1.21%	$6.07

Class B	Actual	$1,000.00	$891.90	1.96%	$9.22
	Hypothetical	$1,000.00	$1,015.12	1.96%	$9.82

Class C	Actual	$1,000.00	$891.90	1.96%	$9.22
	Hypothetical	$1,000.00	$1,015.12	1.96%	$9.82

Class Z	Actual	$1,000.00	$896.00	0.96%	$4.53
	Hypothetical	$1,000.00	$1,020.09	0.96%	$4.82

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended February 29, 2008, and divided by the 366 days in the Fund’s fiscal year ended February 29, 2008 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Portfolio of Investments

as of February 29, 2008

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 99.6%
COMMON STOCKS

Aerospace & Defense 1.7%
7,000	General Dynamics Corp.	$572,950
4,600	Northrop Grumman Corp.	361,606
5,400	United Technologies Corp.	380,754

		1,315,310

Automobiles & Components 0.5%
17,600	Ford Motor Co.(a)	114,928
2,700	General Motors Corp.	62,856
6,400	Harley-Davidson, Inc.	237,824

		415,608

Automotive Components 0.2%
5,800	Johnson Controls, Inc.	190,588

Beverages 1.5%
4,900	Anheuser-Busch Cos., Inc.	230,741
15,400	Coca-Cola Enterprises, Inc.	376,222
18,300	Constellation Brands, Inc. (Class A Shares)(a)	351,543
4,000	Molson Coors Brewing Co.	215,840

		1,174,346

Building Products 0.4%
14,900	Masco Corp.	278,481

Capital Markets 2.9%
2,800	Bear Stearns Cos., Inc. (The)	223,608
3,200	Goldman Sachs Group, Inc. (The)	542,816
7,900	Lehman Brothers Holdings, Inc.	402,821
9,900	Merrill Lynch & Co., Inc.	490,644
14,200	Morgan Stanley	598,104

		2,257,993

Chemicals 2.7%
19,600	Dow Chemical Co. (The)	738,724
5,300	E.I. DuPont de Nemours & Co.	246,026
6,100	Eastman Chemical Co.	401,441
6,300	PPG Industries, Inc.	390,474
7,000	Rohm & Haas Co.	375,270

		2,151,935

See Notes to Financial Statements.

Dryden Strategic Value Fund	9

Portfolio of Investments

as of February 29, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Commercial Banks 6.6%
10,500	BB&T Corp.	$326,865
4,300	Comerica, Inc.	155,832
12,000	Huntington Bancshares, Inc.	146,640
10,900	National City Corp.	172,874
6,100	PNC Financial Services Group, Inc.	374,723
14,844	Regions Financial Corp.	314,693
5,600	SunTrust Banks, Inc.	325,528
25,700	US Bancorp	822,914
27,121	Wachovia Corp.	830,445
53,200	Wells Fargo & Co.	1,555,036
3,400	Zions Bancorporation	162,350

		5,187,900

Commercial Services & Supplies 0.4%
9,900	R.R. Donnelley & Sons Co.	315,117

Computers & Peripherals 1.8%
6,600	Hewlett-Packard Co.	315,282
6,700	International Business Machines Corp.	762,862
9,500	Lexmark International, Inc.(a)	313,785

		1,391,929

Consumer Finance 0.5%
6,100	Capital One Financial Corp.	280,783
6,700	Discover Financial Services	101,103

		381,886

Containers & Packaging 0.4%
6,900	Ball Corp.	304,290

Diversified Consumer Services 0.2%
10,600	H&R Block, Inc.	197,690

Diversified Financial Services 7.4%
58,400	Bank of America Corp.	2,320,815
65,300	Citigroup, Inc.	1,548,263
46,500	JPMorgan Chase & Co.	1,890,225

		5,759,303

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Diversified Telecommunication Services 6.1%
81,820	AT&T, Inc.	$2,849,791
8,500	CenturyTel, Inc.	307,615
43,900	Verizon Communications, Inc.	1,594,448

		4,751,854

Electric Utilities 3.5%
11,300	American Electric Power Co., Inc.	462,396
18,424	Duke Energy Corp.	323,157
8,600	FirstEnergy Corp.	581,274
9,900	Pinnacle West Capital Corp.	351,945
10,300	Progress Energy, Inc.	431,673
16,600	Southern Co. (The)	573,198

		2,723,643

Energy Equipment & Services 1.2%
11,800	BJ Services Co.	306,092
10,100	Nabors Industries Ltd. (Bermuda)(a)	318,453
7,300	Rowan Cos., Inc.	294,263

		918,808

Exchange Traded Fund 0.2%
2,700	iShares Russell 1000 Value Index Fund	199,854

Food & Staples Retailing 0.8%
12,800	Kroger Co. (The)	310,400
12,800	Supervalu, Inc.	336,000

		646,400

Food Products 2.2%
7,600	Archer-Daniels-Midland Co.	342,760
18,800	ConAgra Foods, Inc.	415,480
13,702	Kraft Foods, Inc. (Class A Shares)	427,091
18,300	Sara Lee Corp.	231,129
19,900	Tyson Foods, Inc. (Class A Shares)	286,759

		1,703,219

Healthcare Providers & Services 0.4%
7,700	Cigna Corp.	343,266

See Notes to Financial Statements.

Dryden Strategic Value Fund	11

Portfolio of Investments

as of February 29, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure 1.2%
8,000	Darden Restaurants, Inc.	$246,640
12,900	McDonald’s Corp.	698,019

		944,659

Household Durables 2.8%
4,100	Black & Decker Corp.	281,957
2,800	Centex Corp.	62,132
9,400	D.R. Horton, Inc.	131,882
5,500	Fortune Brands, Inc.	357,390
3,500	KB Home	83,755
16,400	Leggett & Platt, Inc.	273,880
4,400	Lennar Corp. (Class A Shares)	81,884
10,800	Newell Rubbermaid, Inc.	245,160
5,000	Pulte Homes, Inc.	67,700
5,800	Stanley Works (The)	281,532
3,600	Whirlpool Corp.	303,732

		2,171,004

Industrial Conglomerates 3.4%
80,700	General Electric Co.	2,674,398

Insurance 6.2%
5,600	ACE Ltd. (Cayman Islands)	314,944
10,900	Allstate Corp. (The)	520,257
28,600	American International Group, Inc.	1,340,196
8,400	AON Corp.	349,524
8,000	Chubb Corp.	407,200
5,200	Hartford Financial Services Group, Inc.	363,480
6,187	Lincoln National Corp.	316,218
5,100	MBIA, Inc.	66,147
17,600	Progressive Corp. (The)	322,608
4,800	Torchmark Corp.	289,248
11,300	Travelers Cos., Inc. (The)	524,433

		4,814,255

IT Services 0.9%
7,600	Computer Sciences Corp.(a)	330,220
16,500	Convergys Corp.(a)	238,260
7,500	Electronic Data Systems Corp.	129,900

		698,380

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Leisure Equipment & Products 0.8%
10,100	Brunswick Corp.	$164,529
10,400	Eastman Kodak Co.	176,592
16,200	Mattel, Inc.	312,984

		654,105

Machinery 2.4%
7,400	Deere & Co.	630,554
5,300	Eaton Corp.	427,339
8,900	Ingersoll-Rand Co. Ltd. (Class A Shares) (Bermuda)	372,554
6,600	Parker-Hannifin Corp.	426,558

		1,857,005

Media 1.1%
6,350	CBS Corp. (Class B Shares)	144,907
11,950	Comcast Corp. (Class A Shares)(a)	233,503
9,200	Gannett Co., Inc.	277,380
4,750	Viacom, Inc. (Class B Shares)(a)	188,813

		844,603

Metals & Mining 0.9%
19,900	Alcoa, Inc.	739,086

Multiline Retail 0.7%
6,200	J. C. Penney Co., Inc. (Holding Co.)	286,502
11,100	Macy’s, Inc.	273,948

		560,450

Multi-Utilities 3.4%
8,800	Consolidated Edison, Inc.	359,832
11,400	Dominion Resources, Inc.	455,316
9,300	DTE Energy Co.	370,233
7,777	Integrys Energy Group, Inc.	357,198
20,400	NiSource, Inc.	350,676
7,900	Sempra Energy	419,727
19,600	Xcel Energy, Inc.	388,472

		2,701,454

Oil, Gas & Consumable Fuels 19.5%
10,600	Anadarko Petroleum Corp.	675,644
6,500	Apache Corp.	745,615

See Notes to Financial Statements.

Dryden Strategic Value Fund	13

Portfolio of Investments

as of February 29, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
29,600	Chevron Corp.	$2,565,136
23,896	ConocoPhillips	1,976,438
8,900	Devon Energy Corp.	914,208
4,300	EOG Resources, Inc.	511,657
57,900	Exxon Mobil Corp.	5,037,878
6,500	Hess Corp.	605,670
14,600	Marathon Oil Corp.	776,136
4,200	Murphy Oil Corp.	337,596
14,700	Occidental Petroleum Corp.	1,137,339

		15,283,317

Paper & Forest Products 0.9%
7,100	International Paper Co.	225,070
12,600	Louisiana-Pacific Corp.	137,088
5,934	Weyerhaeuser Co.	363,161

		725,319

Pharmaceuticals 6.4%
13,100	Bristol-Myers Squibb Co.	296,191
12,800	Johnson & Johnson	793,088
32,200	King Pharmaceuticals, Inc.(a)	341,320
11,500	Merck & Co., Inc.	509,450
106,200	Pfizer, Inc.	2,366,136
16,200	Wyeth	706,644

		5,012,829

Road & Rail 1.7%
5,200	CSX Corp.	252,304
6,900	Norfolk Southern Corp.	364,941
6,100	Ryder System, Inc.	351,421
2,600	Union Pacific Corp.	324,376

		1,293,042

Specialty Retail 2.6%
3,100	Abercrombie & Fitch Co.	240,343
16,847	Autonation, Inc.(a)	245,461
2,500	Autozone, Inc.(a)	287,700
17,300	Home Depot, Inc.	459,315
2,200	Limited Brands	33,550
11,800	Lowe’s Cos., Inc.	282,846

See Notes to Financial Statements.

14	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Specialty Retail (cont’d.)
12,800	RadioShack Corp.	$223,360
5,100	Sherwin-Williams Co. (The)	264,078

		2,036,653

Textiles, Apparel & Luxury Goods 0.9%
10,800	Jones Apparel Group, Inc.	152,388
10,800	Liz Claiborne, Inc.	192,024
4,400	VF Corp.	334,576

		678,988

Thrifts & Mortgage Finance 0.4%
3,600	MGIC Investment Corp.	53,316
15,300	Washington Mutual, Inc.	226,440

		279,756

Tobacco 1.7%
14,000	Altria Group, Inc.	1,023,960
6,000	UST, Inc.	325,740

		1,349,700

Wireless Telecommunication Services 0.1%
10,300	Sprint Nextel Corp.	73,233

	Total Investments 99.6% (cost $71,968,778; Note 5)	78,001,656
	Other assets in excess of liabilities 0.4%	278,600

	Net Assets 100.0%	$78,280,256

(a)	Non-income producing security.

See Notes to Financial Statements.

Dryden Strategic Value Fund	15

Portfolio of Investments

as of February 29, 2008 continued

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of February 29, 2008 were as follows:

Oil, Gas & Consumable Fuels	19.5%
Diversified Financial Services	7.4
Commercial Banks	6.6
Pharmaceuticals	6.4
Insurance	6.2
Diversified Telecommunication Services	6.1
Electric Utilities	3.5
Industrial Conglomerates	3.4
Multi-Utilities	3.4
Capital Markets	2.9
Household Durables	2.8
Chemicals	2.7
Specialty Retail	2.6
Machinery	2.4
Food Products	2.2
Computers & Peripherals	1.8
Aerospace & Defense	1.7
Road & Rail	1.7
Tobacco	1.7
Beverages	1.5
Energy Equipment & Services	1.2
Hotels, Restaurants & Leisure	1.2
Media	1.1
IT Services	0.9
Metals & Mining	0.9
Paper & Forest Products	0.9
Textiles, Apparel & Luxury Goods	0.9
Food & Staples Retailing	0.8
Leisure Equipment & Products	0.8
Multiline Retail	0.7
Automobiles & Components	0.5
Consumer Finance	0.5
Building Products	0.4
Commercial Services & Supplies	0.4
Containers & Packaging	0.4
Healthcare Providers & Services	0.4
Thrifts & Mortgage Finance	0.4
Automotive Components	0.2
Diversified Consumer Services	0.2
Exchange Traded Fund	0.2
Wireless Telecommunication Services	0.1

99.6
Other assets in excess of liabilities	0.4

100.0%

See Notes to Financial Statements.

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Statement of Assets and Liabilities

as of February 29, 2008

Assets
Investments, at value (cost $71,968,778)	$78,001,656
Receivable for investments sold	427,799
Dividends and interest receivable	266,193
Receivable for Fund shares sold	9,966
Prepaid expenses	3,648

Total assets	78,709,262

Liabilities
Accrued expenses and other liabilities	119,795
Payable for Fund shares reacquired	107,000
Payable to Custodian	71,467
Distribution fee payable	53,456
Management fee payable	51,352
Transfer agent fee payable	17,237
Deferred trustees fees	8,699

Total liabilities	429,006

Net Assets	$78,280,256

Net assets were comprised of:
Shares of beneficial interest, at par	$6,874
Paid in capital, in excess of par	69,312,719

69,319,593
Undistributed net investment income	199,016
Accumulated net realized gain on investment transactions	2,728,769
Net unrealized appreciation on investments	6,032,878

Net assets, February 29, 2008	$78,280,256

See Notes to Financial Statements.

Dryden Strategic Value Fund	17

Statement of Assets and Liabilities

as of February 29, 2008

Class A
Net asset value and redemption price per share
($14,247,477 ÷ 1,218,481 shares of beneficial interest issued and outstanding)	$11.69
Maximum sales charge (5.5% of offering price)	.68

Maximum offering price to public	$12.37

Class B
Net asset value, offering price and redemption price per share
($35,242,828 ÷ 3,118,078 shares of beneficial interest issued and outstanding)	$11.30

Class C
Net asset value, offering price and redemption price per share
($26,334,128 ÷ 2,329,913 shares of beneficial interest issued and outstanding)	$11.30

Class Z
Net asset value, offering price and redemption price per share
($2,455,823 ÷ 207,696 shares of beneficial interest issued and outstanding)	$11.82

See Notes to Financial Statements.

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Statement of Operations

Year Ended February 29, 2008

Net Investment Income
Income
Dividends	$2,714,745
Interest	12,191

Total income	2,726,936

Expenses
Management fee	820,383
Distribution fee—Class A	41,122
Distribution fee—Class B	479,419
Distribution fee—Class C	347,942
Transfer agent’s fees and expenses (including affiliated expense of $100,600)	107,000
Custodian’s fees and expenses	45,000
Audit fee	20,000
Reports to shareholders	16,000
Legal fees and expenses	15,000
Trustees’ fees	10,000
Registration fees	5,000
Insurance expenses	3,000
Miscellaneous expenses	6,556
Loan interest expense (Note 2)	398

Total expenses	1,916,820

Net investment income	810,116

Realized And Unrealized Gain (Loss) On Investments
Net realized gain on investment transactions	8,559,175
Net change in unrealized depreciation on investments	(17,426,336)

Net loss on investments	(8,867,161)

Net Decrease In Net Assets Resulting From Operations	$(8,057,045)

See Notes to Financial Statements.

Dryden Strategic Value Fund	19

Statement of Changes in Net Assets

	Year Ended February 29, 2008	Year Ended February 28, 2007
Increase (Decrease) In Net Assets
Operations
Net investment income	$810,116	$821,415
Net realized gain on investments	8,559,175	5,148,582
Net change in unrealized appreciation (depreciation) on investments	(17,426,336)	10,013,958

Net increase (decrease) in net assets resulting from operations	(8,057,045)	15,983,955

Dividends from net investment income (Note 1)
Class A	(225,200)	(172,286)
Class B	(322,512)	(220,752)
Class C	(232,952)	(153,312)
Class Z	(53,284)	(52,812)

	(833,948)	(599,162)

Distributions from net realized gains
Class A	(1,106,728)	—
Class B	(3,167,538)	—
Class C	(2,293,120)	—
Class Z	(214,746)	—

	(6,782,132)	—

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	2,295,582	3,551,082
Net asset value of shares issued in reinvestment of dividends	6,944,157	543,162
Cost of shares reacquired	(29,267,181)	(28,132,347)

Net decrease in net assets resulting from Fund share transactions	(20,027,442)	(24,038,103)

Total decrease	(35,700,567)	(8,653,310)

Net Assets
Beginning of year	113,980,823	122,634,133

End of year(a)	$78,280,256	$113,980,823

(a) Includes undistributed net investment income of	$199,016	$217,316

See Notes to Financial Statements.

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Notes to Financial Statements

Strategic Partners Opportunity Funds (the “Company”) is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Company currently consists of two funds: Jennison Select Growth Fund and Dryden Strategic Value Fund (the “Fund”). These financial statements only relate to the Fund. The financial statements of the other funds are not presented herein. The Company was established as a Delaware business Trust on January 28, 2000 and the Fund commenced operations on March 30, 2001.

The investment objective of the Fund is long-term growth of capital. The Fund’s sub-advisor uses a disciplined, quantitative approach to invest in stocks that it believes are out of favor and undervalued based on price-to-earnings ratios and other value factors. The Fund may hold in excess of 200 securities.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair

Dryden Strategic Value Fund	21

Notes to Financial Statements

continued

valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment advisor regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of February 29, 2008 there were no securities valued in accordance with such procedures.

Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase or market value on the 61st day and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities, which mature in more than sixty days, are valued at current market quotation.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current daily rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gain or loss on investment transactions. Net realized gains or losses on foreign currency transactions represent

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net foreign exchange gains or losses from disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of security transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets (excluding investments) and liabilities at fiscal period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability and the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sale of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Net investment income or loss (other than distribution fees that are charged directly to the respective class) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: Dividends from net investment income and distributions of net capital and currency gains in excess of capital loss carryforward, if any, are declared and paid annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified among undistributed net investment income; accumulated net realized gain or loss and paid in capital in excess of par as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Dryden Strategic Value Fund	23

Notes to Financial Statements

continued

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisors’ performance of such services. PI has entered into a subadvisory agreement with Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that QMA will furnish investment advisory services in connection with the management of the Fund. PI pays for the services of the subadvisor, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .80 of 1% of the Fund’s average daily net assets up to and including $1 billion and .75 of 1% of such average daily net assets in excess of $1 billion. The effective management fee rate was .80 of 1% for the year ended February 29, 2008.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS has contractually agreed to limit such fees related to Class A shares to ..25% of the average daily net assets of Class A shares.

24	Visit our website at www.jennisondryden.com

PIMS has advised the Fund that it has received approximately $39,500 in front-end sales charges resulting from sales of Class A shares during the year ended February 29, 2008. From these fees, PIMS paid such sales charges to affiliated broker- dealers which in turn paid commissions to sales persons and incurred other distribution costs.

PIMS has advised the Fund that it has received approximately $100, $27,400 and $500 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B and Class C shareholders during the year ended February 29, 2008.

PI, PIMS and QMA are indirect, wholly owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 26, 2007, The Funds renewed SCA with the banks. The commitment under the SCA continues to be $500 million. The Funds pay a commitment fee of ..06 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA is October 24, 2008. For the period from October 27, 2006 through October 26, 2007, the Funds paid a commitment fee of .07 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The Fund utilized the SCA during the year ended February 29, 2008. The average balance outstanding was $1,259,000 at a weighted average interest rate of 5.66% for 2 days.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers, including fees related to the services of Wachovia Securities, LLC (“Wachovia”) and First Clearing, LLC (“First Clearing”) affiliates of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended February 29, 2008, the Fund incurred approximately $67,100 in total networking fees, of which approximately $39,000 was paid to First

Dryden Strategic Value Fund	25

Notes to Financial Statements

continued

Clearing. The Fund did not pay any amounts to Wachovia during the year ended February 29, 2008. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended February 29, 2008 aggregated $11,021,990 and $37,253,786, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized gain on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and paid-in capital in excess of par. For the year ended February 29, 2008, the adjustments were to increase undistributed net investment income and decrease paid-in capital in excess of par by $5,532 due to reclassification of non-deductible expenses. Net investment income, net realized gains and net assets were not affected by this change.

For the year ended February 29, 2008, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $833,948 from ordinary income and $6,782,132 from long-term capital gains, respectively. For the year ended February 28, 2007, the tax character of dividends paid on the Statement of Changes in Net Assets were $599,162 from ordinary income.

As of February 29, 2008, the accumulated undistributed earnings on a tax basis were $298,836 of ordinary income and $2,805,196 of long-term capital gains, respectively.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of February 29, 2008 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$72,136,326	$15,001,739	$(9,136,409)	$5,865,330

The difference between the book basis and tax basis was primarily attributable to deferred losses on wash sales.

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Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of February 29, 2008, no provisions for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.5%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential Financial, Inc. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge (CDSC) of 1% during the first 12 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest, $.001 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z.

Class A	Shares	Amount
Year ended February 29, 2008:
Shares sold	100,208	$1,405,117
Shares issued in reinvestment of dividends	92,757	1,189,133
Shares reacquired	(310,062)	(4,201,286)

Net increase (decrease) in shares outstanding before conversion	(117,097)	(1,607,036)
Shares issued upon conversion from class B	195,228	2,732,501

Net increase (decrease) in shares outstanding	78,131	$1,125,465

Year ended February 28, 2007:
Shares sold	132,643	$1,793,781
Shares issued in reinvestment of dividends	11,225	155,695
Shares reacquired	(236,265)	(3,110,308)

Net increase (decrease) in shares outstanding before conversion	(92,397)	(1,160,832)
Shares issued upon conversion from class B	11,728	154,380

Net increase (decrease) in shares outstanding	(80,669)	$(1,006,452)

Dryden Strategic Value Fund	27

Notes to Financial Statements

continued

Class B	Shares	Amount
Year ended February 29, 2008:
Shares sold	28,420	$383,055
Shares issued in reinvestment of dividends	255,804	3,190,302
Shares reacquired	(1,065,112)	(14,217,502)

Net increase (decrease) in shares outstanding before conversion	(780,888)	(10,644,145)
Shares redeemed upon conversion into class A	(201,688)	(2,732,501)

Net increase (decrease) in shares outstanding	(982,576)	$(13,376,646)

Year ended February 28, 2007:
Shares sold	95,890	$1,233,059
Shares issued in reinvestment of dividends	14,599	196,642
Shares reacquired	(1,163,275)	(14,597,652)

Net increase (decrease) in shares outstanding before conversion	(1,052,786)	(13,167,951)
Shares redeemed upon conversion into class A	(12,091)	(154,380)

Net increase (decrease) in shares outstanding	(1,064,877)	$(13,322,331)

Class C
Year ended February 29, 2008:
Shares sold	26,320	$360,087
Shares issued in reinvestment of dividends	184,652	2,303,435
Shares reacquired	(718,835)	(9,562,226)

Net increase (decrease) in shares outstanding	(507,863)	$(6,898,704)

Year ended February 28, 2007:
Shares sold	31,935	$411,555
Shares issued in reinvestment of dividends	10,449	140,748
Shares reacquired	(718,520)	(9,051,615)

Net increase (decrease) in shares outstanding	(676,136)	$(8,499,312)

Class Z
Year ended February 29, 2008:
Shares sold	10,744	$147,323
Shares issued in reinvestment of dividends	20,088	261,287
Shares reacquired	(93,063)	(1,286,167)

Net increase (decrease) in shares outstanding	(62,231)	$(877,557)

Year ended February 28, 2007:
Shares sold	8,147	$112,687
Shares issued in reinvestment of dividends	3,574	50,077
Shares reacquired	(104,956)	(1,372,772)

Net increase (decrease) in shares outstanding	(93,235)	$(1,210,008)

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Note 7. New Accounting Pronouncements

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

Dryden Strategic Value Fund	29

Financial Highlights

Class A
Year Ended February 29, 2008(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$14.00

Income (loss) from investment operations
Net investment income	.20
Net realized and unrealized gain (loss) on investment transactions	(1.38)

Total from investment operations	(1.18)

Less Dividends and Distributions:
Dividends from net investment income	(.19)
Distributions from net realized gains	(.94)

Total dividends and distributions	(1.13)

Net asset value, end of year	$11.69

Total Return(a):	(9.02)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$14,247
Average net assets (000)	$16,449
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	1.27%
Expenses, excluding distribution and service (12b-1) fees	1.02%
Net investment income	1.42%
Portfolio turnover	11%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% on the average daily net assets of the Class A shares.
(c)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

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Class A
Year Ended February 28,			Year Ended February 29, 2004(c)
2007(c)	2006	2005

$12.26	$11.45	$10.94	$7.21

.18	.10	.05	.02
1.71	.71	.46	3.71

1.89	0.81	0.51	3.73

(.15)	—	—	—
—	—	—	—

(.15)	—	—	—

$14.00	$12.26	$11.45	$10.94

15.46%	7.07%	4.66%	51.73%

$15,970	$14,968	$27,279	$35,845
$15,214	$21,585	$28,464	$28,203

1.34%	1.52%	1.49%	1.54%
1.09%	1.27%	1.24%	1.29%
1.34%	.55%	.38%	.20%
7%	129%	25%	16%

See Notes to Financial Statements.

Dryden Strategic Value Fund	31

Financial Highlights

continued

Class B
Year Ended February 29, 2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$13.58

Income (loss) from investment operations
Net investment income (loss)	.08
Net realized and unrealized gain (loss) on investment transactions	(1.33)

Total from investment operations	(1.25)

Less Dividends and Distributions:
Dividends from net investment income	(.09)
Distributions from net realized gains	(.94)

Total dividends and distributions	(1.03)

Net asset value, end of year	$11.30

Total Return(a):	(9.77)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$35,243
Average net assets (000)	$47,942
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.02%
Expenses, excluding distribution and service (12b-1) fees	1.02%
Net investment income (loss)	.63%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

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Class B
Year Ended February 28,			Year Ended
2007(b)	2006	2005	February 29, 2004(b)

$11.89	$11.19	$10.77	$7.15

.07	(.01)	(.04)	(.05)
1.67	.71	.46	3.67

1.74	0.70	0.42	3.62

(.05)	—	—	—
—	—	—	—

(.05)	—	—	—

$13.58	$11.89	$11.19	$10.77

14.57%	6.26%	3.90%	50.63%

$55,667	$61,400	$77,548	$87,840
$57,517	$66,815	$79,294	$78,072

2.09%	2.27%	2.24%	2.29%
1.09%	1.27%	1.24%	1.29%
.57%	(.10)%	(.37)%	(.55)%

See Notes to Financial Statements.

Dryden Strategic Value Fund	33

Financial Highlights

continued

Class C
Year Ended February 29, 2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$13.57

Income (loss) from investment operations
Net investment income (loss)	.09
Net realized and unrealized gain (loss) on investment transactions	(1.33)

Total from investment operations	(1.24)

Less Dividends and Distributions:
Dividends from net investment income	(.09)
Distributions from net realized gains	(.94)

Total dividends and distributions	(1.03)

Net asset value, end of year	$11.30

Total Return(a):	(9.70)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$26,334
Average net assets (000)	$34,794
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.02%
Expenses, excluding distribution and service (12b-1) fees	1.02%
Net investment income (loss)	.63%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

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Class C
Year Ended February 28,			Year Ended February 29, 2004(b)
2007(b)	2006	2005

$11.89	$11.19	$10.77	$7.15

.07	(.01)	(.04)	(.05)
1.66	.71	.46	3.67

1.73	0.70	0.42	3.62

(.05)	—	—	—
—	—	—	—

(.05)	—	—	—

$13.57	$11.89	$11.19	$10.77

14.57%	6.26%	3.90%	50.63%

$38,523	$41,767	$54,256	$63,764
$39,652	$46,540	$56,544	$58,147

2.09%	2.27%	2.24%	2.29%
1.09%	1.27%	1.24%	1.29%
.57%	(.10)%	(.37)%	(.55)%

See Notes to Financial Statements.

Dryden Strategic Value Fund	35

Financial Highlights

continued

Class Z
Year Ended February 29, 2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$14.15

Income (loss) from investment operations
Net investment income	.23
Net realized and unrealized gain (loss) on investment transactions	(1.39)

Total from investment operations	(1.16)

Less Dividends and Distributions:
Dividends from net investment income	(.23)
Distributions from net realized gains	(.94)

Total dividends and distributions	(1.17)

Net asset value, end of year	$11.82

Total Return(a):	(8.81)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$2,456
Average net assets (000)	$3,363
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.02%
Expenses, excluding distribution and service (12b-1) fees	1.02%
Net investment income	1.62%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

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Class Z
Year Ended February 28,			Year Ended February 29, 2004(b)
2007(b)	2006	2005

$12.39	$11.55	$11.00	$7.23

.21	.13	.08	.04
1.74	.71	.47	3.73

1.95	0.84	0.55	3.77

(.19)	—	—	—
—	—	—	—

(.19)	—	—	—

$14.15	$12.39	$11.55	$11.00

15.74%	7.27%	5.00%	52.14%

$3,821	$4,499	$6,840	$8,359
$4,011	$5,246	$7,356	$7,759

1.09%	1.27%	1.24%	1.29%
1.09%	1.27%	1.24%	1.29%
1.57%	.89%	.63%	.46%

See Notes to Financial Statements.

Dryden Strategic Value Fund	37

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

Strategic Partners Opportunity Funds:

We have audited the accompanying statement of assets and liabilities of the Dryden Strategic Value Fund of Strategic Partners Opportunity Funds (hereafter referred to as the “Fund”), including the portfolio of investments, as of February 29, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2008, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of February 29, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 25, 2008

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Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (February 29, 2008) as to the federal tax status of dividends paid. Accordingly, we are advising you that in the fiscal year ended February 29, 2008, the Fund paid dividends from net investment income of $0.193, $0.094, $0.094 and $0.232 per share for Class A, Class B, Class C and Class Z, respectively. Additionally, the Fund paid $0.944 per share of long-term capital gains for Class A, Class B, Class C and Class Z shares, respectively.

Further, we wish to advise you that 100% of the ordinary income dividends paid in the fiscal year ended February 29, 2008 qualified for the corporate dividend received deduction available to corporate taxpayers.

The Fund intends to designate 100% of the ordinary income dividends as qualified for the reduced tax rate under The Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund designates 7.96% of ordinary income dividends as qualified short-term capital gains (QSTCG) under The American Jobs Creation Act of 2004.

Interest-related dividends and short-term capital gain dividends do not include any distributions paid by a Fund with respect to Fund tax years beginning after December 31, 2007. Consequently, this provision expires with respect such distributions paid after the Fund’s fiscal year ended February 29, 2008.

In January 2009, you will be advised on IRS Form 1099 DIV or substitute forms as to federal tax status of the distributions received by you in calendar year 2008.

Dryden Strategic Value Fund	39

MANAGEMENT OF THE FUND

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the Investment Company Act of 1940, as amended (1940 Act) are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members

Name, Address, Age Position(s)	Principal Occupation(s) During Past Five Years	Other Directorships Held
Portfolios Overseen(1)

Linda W. Bynoe (55) Board Member Portfolios Overseen: 59	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.	Director of Simon Property
Group, Inc. (real estate
investment trust) (since May
2003); Anixter International
(communication products
distributor) (since January
2006); Director of Northern
Trust Corporation (since
April 2006).

David E.A. Carson (73) Board Member Portfolios Overseen: 63	Director (since October 2007) of ICI Mutual Insurance Company; formerly Chairman and Chief Executive Officer of People’s Bank (1988-2000).	None.

Robert E. La Blanc (74) Board Member Portfolios Overseen: 61	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Douglas H. McCorkindale (68) Board Member Portfolios Overseen: 59	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media)	Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (64) Board Member Portfolios Overseen: 60	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.

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Name, Address, Age Position(s)	Principal Occupation(s) During Past Five Years	Other Directorships Held
Portfolios Overseen(1)

Robin B. Smith (68) Board Member & Independent Chair Portfolios Overseen: 61	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (1992-2006).

Stephen G. Stoneburn (64) Board Member Portfolios Overseen: 61	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).	None.

Clay T. Whitehead (69) Board Member Portfolios Overseen: 61	President (since 1983) of YCO (new business development firm).	None.

Interested Board Members

Judy A. Rice (60) Board Member & President Portfolios Overseen: 59	President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute	None.

Dryden Strategic Value Fund	41

Name, Address, Age Position(s)	Principal Occupation(s) During Past Five Years	Other Directorships Held
Portfolios Overseen(1)

Robert F. Gunia (61) Board Member & Vice President Portfolios Overseen: 149	Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.	Vice President and Director (since May 1989), Treasurer (since 1999) of The Asia Pacific Fund, Inc.; and Vice President (since January 2007) of The Greater China Fund, Inc.

(1)	The year that each Board Member joined the Fund’s Board is as follows:

Linda W. Bynoe, 2005; David E.A. Carson, 2003; Robert E. La Blanc, 2000; Douglas H. McCorkindale, 2000; Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 2000; Clay T. Whitehead, 2000; Judy A. Rice, Board Member since 2000 and President since 2003; Robert F. Gunia, Board Member since 2000 and Vice President since 1999.

Fund Officers(a), (1)

Name, Address and Age	Principal Occupation(s) During Past Five Years
Position with Fund

Kathryn L. Quirk (55) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (50) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (49) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

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Fund Officers(a), (1)

Name, Address and Age	Principal Occupation(s) During Past Five Years
Position with Fund

Claudia DiGiacomo (33) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

John P. Schwartz (36) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).

Andrew R. French (45) Assistant Secretary	Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (49) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson (49) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Noreen M. Fierro (43) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (48) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (44) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Peter Parrella (49) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes interested Board Members who also serve as President or Vice President.

(1)	The year that each individual became a Fund officer is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2004; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim; 2007; Valerie M. Simpson, 2007; Noreen M. Fierro, 2006; Grace C. Torres, 2000; M. Sadiq Peshimam, 2006; Peter Parrella, 2007.

Dryden Strategic Value Fund	43

Explanatory Notes

■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

■

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

■

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

■

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 2/29/08
	One Year	Five Year	Since Inception
Class A	–14.02%	11.04%	2.97%
Class B	–13.86	11.33	3.04
Class C	–10.53	11.46	3.04
Class Z	–8.81	12.58	4.07

Average Annual Total Returns (Without Sales Charges) as of 2/29/08
	One Year	Five Year	Since Inception
Class A	–9.02%	12.30%	3.81%
Class B	–9.70	11.46	3.04
Class C	–9.70	11.46	3.04
Class Z	–8.81	12.58	4.07

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.32%; Class B, 2.02%; Class C, 2.02%; Class Z, 1.02%. Net operating expenses apply to: Class A, 1.27%; Class B, 2.02%; Class C, 2.02%; Class Z, 1.02%, after contractual reduction through 6/30/2008.

Visit our website at www.jennisondryden.com

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception date: 3/30/01.

The graph compares a $10,000 investment in the Dryden Strategic Value Fund (Class A shares) with a similar investment in the Russell 1000 Value Index and the S&P 500 Index by portraying the initial account values at the commencement of operations of Class A shares (March 30, 2001) and the account values at the end of the current fiscal year (February 29, 2008) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through February 29, 2008, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a below-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth rates. The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

During the period ended February 29, 2008, the Fund charged a maximum front-end sales charge of 5.50% for Class A shares and a 12b-1 fee of up to 0.30% annually. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Dryden Strategic Value Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

TRUSTEES
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Dryden Strategic Value Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund is a series of Strategic Partners Opportunity Funds, a Delaware business trust.

The Funds’ Statement of Additional Information contains additional information about the Funds’ Trustees and is available without charge upon request by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Strategic Value Fund
Share Class	A	B	C	Z
NASDAQ	SUVAX	SUVBX	SUVCX	SUVZX
CUSIP	86276R858	86276R866	86276R874	86276R882

MF502E    IFS-A146678    Ed. 04/2008

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended February 29, 2008 and February 28, 2007 KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $41,738 and $68,100 (includes fees for consents issued in connection with SEC filings) respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e)	(2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2008 and 2007. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2008 and 2007 was $26,200 and $317,300, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Strategic Partners Opportunity Funds

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date April 23, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date April 23, 2008

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date April 23, 2008

*	Print the name and title of each signing officer under his or her signature.